SETTLEMENT WITH HERBAL SCIENCE (10-K)	12 Months Ended
Dec. 31, 2012
SETTLEMENT WITH HERBAL SCIENCE [Abstract]
SETTLEMENT WITH HERBAL SCIENCE
NOTE 12. SETTLEMENT WITH HERBAL SCIENCE

In March 2010, Herbal Science Singapore Pte. Ltd. (HS) filed a proof of claim against the Parent Company in the amount of $1.5 million in the Chapter 11 Reorganization. In November 2010, we entered into a stipulated settlement agreement with HS and certain affiliates, which was subsequently approved by the Bankruptcy Court. The stipulation, as amended, provided that we would pay HS $0.9 million.

During 2011, we paid $0.4 million of our obligation to HS. In the second quarter of 2011, HS sold their receivable due from us to a third party (Buyer). In settlement of our remaining $0.5 million obligation to Buyer we issued to Buyer 12,884 shares of common stock and a warrant to purchase 3,029 shares, at $46.00 per share, expiring in November 2016, in a noncash transaction. The fair value of the common stock and warrant issued to Buyer exceeded our obligation to the Buyer by $0.2 million. This excess was recorded as a transaction cost in other expense in the second quarter of 2011. The stock had a fair value, based on the closing price of our stock, of $0.6 million. The warrant had a fair value of $0.1 million, determined using Black-Scholes valuation methodology.

As a result of the settlement of our obligation to HS in 2011, we became the sole member of Rice Rx, LLC (RRX) and Rice Science, LLC (RS), each Delaware limited liability companies formed with HS in December 2007. Our ownership interest in RRX, increased from 50% to 100% and our ownership interest in RS increased from 80% to 100%. In addition, we were assigned all interests in the patentable pharmaceuticals, SRB isolates and related intellectual property derived from the preliminary research and development activities of RRX and RS.

The $0.9 million settlement was comprised of $0.6 million for the satisfaction of liabilities RRX and RS had payable to HS, $0.1 million for interest expense on those liabilities, $0.1 million for reimbursement of HS attorney fees, and $0.1 million for the additional ownership interests in RRX and RS. We used cash to satisfy our obligation to pay the $0.1 million for the ownership interests and $0.3 million of the liabilities to RRX and RS and settled the remainder of the liabilities, interest and attorneys fees, with issuance of the shares of common stock and the warrant to the Buyer.

We had a controlling interest in RS prior to the transaction, therefore no gain or loss was recorded with the purchase of the additional RS ownership interests. We recorded the indicated loss, representing the cash paid for the RS ownership interests and the noncontrolling interest derecognized with the transaction, of $0.3 million in equity in 2011. RS had no loss from operations in 2012 or 2011.

We increased our interest in RRX from a noncontrolling interest to a controlling interest. Consequently, in the second quarter of 2011, we recorded a loss on the transaction, equal to the cash paid for the RRX ownership interests and the net RRX liabilities assumed, of $0.1 million. The $0.1 million loss on acquisition of the additional interest in RRX is included in other income (expense). RXX had no loss from operations in 2012 or 2011.